UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

AVISTA CORPORATION

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability byVirtual Meeting of Proxy Materials for the Shareholder Meeting to Be Held on Tuesday, May 11, 2021. AVISTA CORP. AVISTA® Corp. AVISTA CORP. P.O. BOX 3727 SPOKANE, WA 99220-3727 Meeting Information Meeting Type: Annual Meeting For holders as of: March 10, 2021 Date: May 11, 2021 Time: 8:15 AM PDT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/AVA2021. This year’s Annual Meeting will be a completely “virtual meeting” of shareholders. You will be able to attend the Annual Meeting, vote and submit questions during the Annual Meeting via the live webcast by visiting (www.virtualshareholdermeeting.com/AVA2021). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. D33796-P48713-Z78955

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 27, 2021 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/AVA2021. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D33797-P48713-Z78955

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 1a. Kristianne Blake 1b. Donald C. Burke 1c. Rebecca A. Klein 1d. Sena M. Kwawu 1e. Scott H. Maw 1f. Scott L. Morris 1g. Jeffry L. Philipps 1h. Heidi B. Stanley 1i. R. John Taylor 1j. Dennis P. Vermillion 1k. Janet D. Widmann The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021. 3. Advisory (non-binding) vote on executive compensation. NOTE: The proxies will have discretionary authority to transact such other business as may come before the meeting or any adjournment or postponement thereof. D33798-P48713-Z78955

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